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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in this Prospectus.

KPMG LLP
Dallas, Texas

November 11, 1999